United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 11, 2023

Date of Report (Date of earliest event reported)

Acri Capital Acquisition Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41415	87-4328187
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13284 Pond Springs Rd, Ste 405 Austin, Texas	78729
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 512-666-1277

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and on-half of one Warrant	ACACU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	ACAC	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	ACACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 11, 2023, Acri Capital Acquisition Corporation (the “Company”) held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the stockholders of the Company approved, among others, the proposal to amend the Amended and Restated Investment Management Trust Agreement, dated June 9, 2022, by and between the Company and Wilmington Trust, National Association, acting as trustee (the “Trust Agreement”), to extend the liquidation date from March 14, 2023 to July 14, 2023, or, if further extended by up to nine one-month extensions, up to April 14, 2024 . Upon the stockholders’ approval, on July 12, 2023, the Company and the trustee entered into the Amendment to the Investment Management Trust Agreement (the “Trust Amendment”).

A copy of the Trust Amendment is attached to this Current Report on 8-K as Exhibit 10.1 and is incorporated herein by reference.

The disclosure set forth under Item 2.03 is incorporated by reference with respect to the Note (as defined below).

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On July 12, 2023, an aggregate of $75,000 (the “First New Monthly Extension Payment”) was deposited into the trust account of the Company for the public shareholders, which enables the Company to extend the period of time it has to consummate its initial business combination by one month from July 14, 2023 to August 14, 2023 (the “Extension”). The Extension is the first of the nine one-month extensions permitted under the Company’s governing documents.

In connection with the First New Monthly Extension Payment, the Company issued an unsecured promissory note of $75,000 (the “Note”) to its sponsor, Acri Capital Sponsor LLC (the “Sponsor”).

The Note is non-interest bearing and payable (subject to the waiver against trust provisions) on the earlier of (i) consummation of the Company’s initial business combination and (ii) the date of the liquidation of the Company. The principal balance may be prepaid at any time, at the election of the Company. The holder of the Note has the right, but not the obligation, to convert the Note, in whole or in part, respectively, into private placement warrants (the “Warrants”) of the Company, as described in the prospectus of the Company (File Number 333-263477), by providing the Company with written notice of its intention to convert the Note at least two business days prior to the closing of the Company’s initial business combination. The number of Warrants to be received by the holder in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to the holder, by (y) $1.00.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

A copy of the Note is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosures set forth in this Item 2.03 are intended to be summaries only and are qualified in their entirety by reference to the Note.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 11, 2023, at the Special Meeting, the stockholders of the Company approved the proposal to amend Company’s amended and restated certificate of incorporation (the “Charter”) to allow the Company until July 14, 2023 to consummate an initial business combination, and, without another stockholder vote, to elect to extend the date by which the Company must consummate a business combination on a monthly basis for up to nine (9) times, up to April 14, 2024, by depositing the lesser of (i) $75,000 and (ii) $0.045 for each public share to the Company’s trust account. Upon the stockholders’ approval, on July 12, 2023, the Company filed a certificate of amendment to the Charter which became effective upon filing. A copy of the certificate of amendment to the Charter is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 1, 2023, the record date for the Special Meeting, there were 5,799,944 shares of common stock of the Company entitled to be voted at the Special Meeting, approximately 86.63% of which were represented in person or by proxy at the special meeting.

The final results for the matter submitted to a vote of the Company’s stockholders at the special meeting are as follows:

1. The New Extension Amendment Proposal

The stockholders approved the proposal to amend the Company’s Charter to allow the Company until July 14, 2023 to consummate an initial business combination, and, without another stockholder vote, to elect to extend the date by which the Company must consummate a business combination on a monthly basis for up to nine (9) times, up to April 14, 2024, by depositing each month the lesser of (i) $75,000 and (ii) $0.045 for each public share to the Company’s trust account. The voting results were as follows:

FOR	AGAINT	ABSTAIN
4,621,835	402,539	0

2. The Trust Amendment Proposal

The stockholders approved the proposal to amend the Trust Agreement to extend the liquidation date from March 14, 2023 to July 14, 2023, or, if further extended by up to nine one-month extensions, up to April 14, 2024. The voting results were as follows:

FOR	AGAINT	ABSTAIN
4,701,768	322,606	0

3. The Target Amendment Proposal

The stockholders approved the proposal to amend the Charter to remove the restriction of Company to undertake an initial business combination with any entity with its principal business operations or is headquartered in China (including Hong Kong and Macau). The voting results were as follows:

FOR	AGAINT	ABSTAIN
5,024,201	170	3

Item 7.01 Regulation FD Disclosure.

On July 12, 2023, the Company issued a press release (the “Press Release”) announcing that the First New Monthly Extension Payment had been made. A copy of the Press Release is furnished as Exhibit 99.1 hereto. The information in this Item 7.01 and the Press Release hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

In connection with the votes to approve the New Extension Amendment Proposal, 388,644 shares of Class A common stock of the Company were rendered for redemption.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation, dated July 12, 2023
10.1	Amended and Restated Investment Management Trust Agreement, dated June 9, 2022, by and between the Company and Wilmington Trust, National Association
10.2	Promissory Note, dated July 12, 2023
99.1	Press Release
104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acri Capital Acquisition Corporation

Date: July 12, 2023	By:	/s/ “Joy” Yi Hua
	Name:	“Joy” Yi Hua
	Title:	Chief Executive Officer

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